                                                               -----------------
                                                               EXECUTION VERSION
                                                               -----------------

                               FIRST AMENDMENT TO
                           MASTER REPURCHASE AGREEMENT
                (WACHOVIA TRANSACTION WITH NRFC WA HOLDINGS, LLC)

         THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of August
24, 2005 (this "Amendment No. 1"), is entered into by and among NRFC WA
HOLDINGS, LLC, as the seller (in such capacity, the "Seller"), WACHOVIA BANK,
NATIONAL ASSOCIATION, as the buyer (in such capacity, the "Buyer"), and
NORTHSTAR REALTY FINANCE CORP., as the guarantor (the "Guarantor"), and consented to by NRFC SUB-REIT CORP., as the pledgor (the "Pledgor"), WELLS FARGO
BANK, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as the
custodian (in such capacity, the "Custodian"), and WACHOVIA BANK, NATIONAL
ASSOCIATION, as the swap counterparty (in such capacity, the "Swap
Counterparty"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

                                 R E C I T A L S

         WHEREAS, the Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005 (as such Master Repurchase
Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to this Amendment
No. 1, the "Repurchase Agreement");

         WHEREAS, the Seller desires to make certain modifications to the
Repurchase Agreement;

         WHEREAS, the Buyer is willing to modify the Repurchase Agreement as requested by the Seller on the terms and conditions specified herein; and

         WHEREAS, the Pledgor, the Custodian and the Swap Counterparty are
parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 1 and desire to consent to the amendments and modifications set forth herein.

         NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. AMENDMENTS TO REPURCHASE AGREEMENT.

         (a) The following new definitions are added to Section 1(a) of Annex I to the Repurchase Agreement:

               "CDO Securitization": The securitization transaction referred to as N-Star REL CDO VI.

               "Maximum Aggregate Over-Advance Amount": $50,000,000.

               "Over-Advance Amount": The amount of the Purchase Price paid by the Buyer for a Mortgage Asset during the Over-Advance Period minus the Purchase Price that would have been paid for such
               Mortgage Asset applying the Advance Rate otherwise applicable to such Mortgage Asset without giving effect to this Amendment No.
               1.

               "Over-Advance Period": Commencing on the date hereof and ending on the earlier of (i) February 24, 2006 and (ii) the Business Day on which certain Purchased Assets are repurchased by the Seller and sold into the CDO Securitization.

               "Unsecured Facility": A corporate or other similar unsecured facility obtained by the Guarantor.

               "Unsecured Facility Availability": The amount available to be drawn on or taken as an advance under the Unsecured Facility;
               provided, however, if the Guarantor cannot or is not permitted to draw on or obtain advances under the Unsecured Facility to repay amounts owed to the Buyer under the Repurchase Documents, the
               Unsecured Facility Availability shall be zero (0)."

         (b) The following new Section 23 is hereby added to Annex I to the
Repurchase Agreement:

               "Temporary Over-Advances.

               (a) During the Over-Advance Period and provided no Event of
               Default is then existing, the Buyer may, in its discretion, purchase certain Mortgage Assets from the Seller using an Advance
               Rate of 100% (each an "Over-Advance Asset"), subject in each case to the satisfaction of the following requirements (i) the
               Purchase Price for each Over-Advance Asset (including the
               Over-Advance Amount) shall not exceed a Maximum LTV of 80%, as determined by the Buyer in its discretion, (ii) each such
               Over-Advance Asset shall be an Eligible Asset other than with respect to the Maximum LTV, provided that such Maximum LTV complies with the preceding clause (i), (iii) as a part of the
               Price Differential payment otherwise due on each Payment Date with respect to each such Over-Advance

               Asset, the Pricing Spread shall be 250 basis points (or the
               Pricing Spread indicated in Schedule 1 to the Fee Letter if the
               Pricing Spread otherwise applicable thereto exceeds 250 basis points) on the Over-Advance Amount for each such Over-Advance
               Asset, (iv) on the Purchase Date for, and as a condition to the purchase of any such Over-Advance Asset, the Seller shall pay to the Buyer a one-time draw fee in the amount of 25 basis points on the amount of the related Over-Advance Amount, such fee not being applicable to any re-draw following repayment in connection with such Over-Advance Asset, (v) the aggregate Over-Advance Amounts shall not exceed the Maximum Aggregate Over-Advance Amount, (vi)
               the Seller shall repay the Purchase Price for each such
               Over-Advance Asset (including the related Over-Advance Amount) on or before the earlier of (A) six (6) months from the applicable
               Purchase Date, (B) the closing of the CDO Securitization and (C)
               the occurrence of an Event of Default (the "Over-Advance
               Repurchase Date"), and (vii) the Seller, the Guarantor and the
               Pledgor are otherwise in compliance with all of the terms, conditions, covenants, obligations, representations, warranties and requirements contained in the Repurchase Documents.

               (b) The Seller and Guarantor covenant and agree that: (i) if (A)
               the Guarantor obtains an Unsecured Facility, (B) there exists
               Unsecured Facility Availability under the Unsecured Facility, and
               (C) the outstanding amount under such Unsecured Facility exceeds
               $25,000,000, then the Guarantor shall, and the Seller shall cause the Guarantor to, promptly deposit into the Collection Account any advances under the Unsecured Facility in excess of
               $25,000,000 (the "Unsecured Facility Proceeds"), such funds to be used, among other things, to repay any outstanding Over-Advance
               Amounts, and (ii) the Guarantor shall, and the Seller shall cause the Guarantor to, promptly deposit into the Collection Account cash proceeds received by the Guarantor from the Guarantor's follow-on equity offering (the "Equity Offering") in an amount equal to the outstanding Over-Advance Amounts minus the Unsecured
               Facility Availability (the "Equity Offering Proceeds"), such funds to be used, among other things, to repay any then
               outstanding or any future outstanding Over-Advance Amounts. With respect to both clauses (i) and (ii), the Seller and Guarantor shall execute all such documents and agreements and take all such actions as are required by the Buyer in its discretion to cause such Unsecured Facility Proceeds and Equity Offering Proceeds to
               be paid directly into the Collection Account, and not to any other Person, including without limitation, the Seller, the
               Guarantor or any Affiliate, on the date such funds are available for disbursement. The Guarantor hereby agrees to be bound by all the terms, provisions, covenants and obligations of or applicable to the Seller under the Account Agreement and the Collection
               Account, agrees that any of its funds so deposited into the
               Collection Account pursuant to the terms of this Section 23 shall be treated as funds of the Seller for the purposes of the
               Repurchase Documents, and further agrees to execute all such documents and agreements and to take all such actions as are required by the Buyer in its discretion to further evidence and otherwise give effect to the agreements

               contained in this subsection (b). The Seller and the Guarantor covenant and agree to provide such information regarding the
               Unsecured Facility and the Equity Offering as Buyer may
               reasonably request from time to time.

               (c) Any failure to timely and fully comply with the provisions of this Section 23 of the Repurchase Agreement shall be an Event of
               Default under Paragraph 11 of the Repurchase Agreement."

         SECTION 2. [RESERVED].

         SECTION 3. REPURCHASE DOCUMENTS IN FULL FORCE AND EFFECT AS MODIFIED.

         Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment
No. 1. This Amendment No. 1 shall not constitute a novation of the Repurchase
Agreement, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as modified by this Amendment No. 1, as though such terms and conditions were set forth herein.

         SECTION 4. REPRESENTATIONS.

         Each of the Seller, the Guarantor and the Pledgor represents and warrants, as of the date of this Amendment No. 1, as follows:

         (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

         (b) the execution, delivery and performance by it of this Amendment No.
1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation,
Indebtedness or Guarantee Obligation;

         (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other
Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1;

         (d) this Amendment No. 1 has been duly executed and delivered by it;

         (e) this Amendment No. 1, as well as each of the Repurchase Documents as modified by this Amendment No. 1, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

         (f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1;

         (g) each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other
Person with respect to this Amendment No. 1, the Repurchase Agreement, the
Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Obligations and other amounts due under the Repurchase Documents; and

         (h) upon the deposit of the amounts specified in Section 23 of the
Repurchase Agreement into the Collection Account and the delivery of possession of the Securities to the Buyer, the Buyer (on behalf of itself and the Swap
Counterparty) will have a first priority perfected Lien on the Additional
Collateral.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 1 duly executed by each of the parties hereto; (ii) the Buyer's receipt of an Opinion of Counsel addressing the enforceability of Amendment No. 1 against each of the
Seller, the Guarantor and the Pledgor; (iii) the filing of an amended UCC-1 against the Seller and a new UCC-1 against the Guarantor, (iv) UCC searches on the Seller and the Guarantor, (v) payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (vi) such other documents, agreements, certifications or legal opinions as the Buyer may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment No. 1 may be executed in any number of counterparts
(including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment
No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

         (d) The interpretive provisions of Section 1(b) of Annex I of the
Repurchase Agreement are incorporated herein mutadis mutandis.

         (e) This Amendment No. 1 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                        NRFC WA HOLDINGS, LLC,
                                   a Delaware limited liability company

                                   By:  /s/ Daniel R. Gilbert
                                      --------------------------------------
                                   Name:    Daniel R. Gilbert
                                        ------------------------------------
                                   Title:  Executive Vice President
                                         -----------------------------------

                                   Address for Notices:

                                   NRFC WA Holdings, LLC
                                   c/o NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York 10022
                                   Attention:        Mark E. Chertok
                                                     Richard McCready
                                                     Daniel R. Gilbert
                                   Facsimile No.:    (212) 208-2651
                                                     (212) 319-4558
                                   Confirmation No.: (212) 319-2618
                                                     (212) 319-2623
                                                     (212) 319-3679

                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LLP
                                   75 East 55th Street
                                   New York, New York 10022
                                   Attention:        Robert J. Grados, Esq.
                                   Facsimile No.:    (212) 230-7830
                                   Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-1

THE GUARANTOR:                     NORTHSTAR REALTY FINANCE CORP.,
                                   a Maryland corporation

                                   By:    /s/ Daniel R. Gilbert
                                      --------------------------------------
                                   Name:      Daniel R. Gilbert
                                        ------------------------------------
                                   Title:  Executive Vice President
                                         -----------------------------------

                                   Address for Notices:

                                   NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York  10022
                                   Attention:        Mark E. Chertok
                                                     Richard McCready
                                                     Daniel R. Gilbert
                                   Facsimile No.:    (212) 208-2651
                                                     (212) 319-4558
                                   Confirmation No.: (212) 319-2618
                                                     (212) 319-2623
                                                     (212) 319-3679

                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LLP
                                   75 East 55th Street
                                   New York, New York  10022
                                   Attention:        Robert J. Grados, Esq.
                                   Facsimile No.:    (212) 230-7830
                                   Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-2

THE BUYER:                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   a national banking association

                                   By:  /s/ Joe Cannon
                                       -------------------------------------
                                   Name:    Joe Cannon
                                         -----------------------------------
                                   Title:   Associate
                                          ----------------------------------

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code:  NC0166
                                   301 South College Street
                                   Charlotte, North Carolina  28288
                                   Attention:        Marianne Hickman
                                   Facsimile No.:    (704) 715-0066
                                   Confirmation No.: (704) 715-7818

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-3

CONSENTED TO BY:

THE PLEDGOR:                       NRFC SUB-REIT CORP.,
                                   a Maryland corporation

                                   By:    /s/ Daniel R. Gilbert
                                      --------------------------------------
                                   Name:      Daniel R. Gilbert
                                        ------------------------------------
                                   Title:   Executive Vice President
                                         -----------------------------------

                                   NRFC Sub-REIT Corp.
                                   c/o NorthStar Realty Finance Corp.
                                   527 Madison Avenue
                                   New York, New York  10022
                                   Attention:        Mark E. Chertok
                                                     Richard McCready
                                                     Daniel R. Gilbert
                                   Facsimile No.:    (212) 208-2651
                                                     (212) 319-4558
                                   Confirmation No.: (212) 319-2618
                                                     (212) 319-2623
                                                     (212) 319-3679

                                   with a copy to:

                                   Paul Hastings Janofsky & Walker LLP
                                   75 East 55th Street
                                   New York, New York  10022
                                   Attention:        Robert J. Grados, Esq.
                                   Facsimile No.:    (212) 230-7830
                                   Confirmation No.: (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-4

CONSENTED TO BY:

THE CUSTODIAN:                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   By: /s/ Karolyn Kleingartner
                                      --------------------------------------
                                   Name:  Karolyn Kleingartner
                                        ------------------------------------
                                   Title: Corporate Trust Officer
                                         -----------------------------------

                                   Wells Fargo Bank, National Association
                                   751 Kasota Avenue
                                   Minneapolis, Minnesota  55414
                                   Attention:        Tina Hatfield,
                                                     Assistant Vice President
                                   Facsimile No.:    (612) 466-5416
                                   Confirmation No.: (612) 466-5252

                                      S-5

THE SWAP COUNTERPARTY:             WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   a national banking association

                                   By: /s/ Delene M. Travella
                                       -------------------------------------
                                   Name:  Delene M. Travella
                                         -----------------------------------
                                   Title: Director
                                          ----------------------------------

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code:  NC0166
                                   301 South College Street
                                   Charlotte, North Carolina  28202-0600
                                   Attention:        Bruce M. Young, Senior Vice
                                   President, Risk Management
                                   Facsimile No.:    (704) 383-0575
                                   Confirmation No.: (704) 383-8778

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-6